SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2000



                            MAXX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




             Utah                      000-26971                 87-0284871
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



      c/o Solomon Broadcasting International, Inc.
           130 El Camino Drive, Beverly Hills                      90212
        (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number: (516) 827-5500

Item 5. Other Events.

     1. The Company has terminated its Consulting Agreements with Messrs. Walter Doyle and James Dean, dated July 6, 2000 and August 8, 2000, respectively. Such termination was effective immediately and deemed to be in the best interest of the Company.




                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, this 12th day of December, 2000.

                                       MAXX INTERNATIONAL, INC.


                                       By:     /s/     Adley Samson
                                          --------------------------------------
                                           Adley Samson, Chief Financial Officer